Schedule of Unrealized Net Capital Gains and Losses (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014		Dec. 31, 2013
Fair value
Fixed income securities	$ 5,491,047		$ 5,602,738
Equity securities	206,122		202,622
Short-term investments	138,372		98,553
Gross unrealized Gains
Fixed income securities	551,362		432,736
Equity securities	2,047		38,978
Short-term investments	2		1
Gross unrealized Losses
Fixed income securities	(19,856)		(55,699)
Equity securities	(1,474)		(5)
Short-term investments	(1)		(1)
Unrealized net gains (losses)
Fixed income securities	531,506		377,037
Equity securities	573		38,973
Short-term investments	1
EMA limited partnerships	0	[1]	0
Unrealized net capital gains and losses, pre-tax	532,080		416,010
Amounts recognized for:
Insurance reserves	(257,252)	[2]	(168,267)
DAC and DSI	(12,853)	[3]	(13,911)
Amounts recognized	(270,105)		(182,178)
Deferred income taxes	(91,691)		(81,841)
Total unrealized net capital gains and losses	$ 170,284		$ 151,991

[1]	Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and gross unrealized gains and losses are not applicable.
[2]	The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although the Company evaluates premium deficiencies on the combined performance of life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.
[3]	The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.